UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 5, 2002


                               JNS MARKETING, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



                                    Colorado
                                  -------------
                 (State or other jurisdiction of incorporation)



      0-13215                                             84-0940146
----------------------                               ---------------------
(Commission File Number)                               (I.R.S. Employer
                                                       Identification No.)

4150 Long Beach Boulevard, California                       90807
-------------------------------------                       -----
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (562) 997-4420



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              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:  4
                                        ----

                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP......................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT...................1

ITEM 5.   OTHER EVENTS....................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
          NEW DIRECTORS...................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ..............................2

SIGNATURES................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


ITEM 5.  OTHER EVENTS.

         On February 10, 2002, Dr. Roberto Chiprut, a director of the Company, died leaving a vacancy on the Board of Directors. The remaining directors, Jose
J. Gonzalez and Joseph Luevanos, plan to select a new director to fill the vacancy on the Board of Directors in the near future.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

         Not applicable.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                              JNS MARKETING, INC.
                                    ----------------------------------------
                                                (Registrant)

Date: March 5, 2002


                                            \s\ Jose J. Gonzalez
                                    ----------------------------------------
                                        Jose J. Gonzalez, President




























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